Exhibit 99.1

                                                      News Release

                                                      Vectren Corporation
                                                      P.O. Box 209
                                                      Evansville, IN 47702-0209

April 23, 2003

FOR IMMEDIATE RELEASE

                               Vectren Corporation
                        Reports 1st Quarter 2003 Increase



Evansville, Indiana - Vectren Corporation (NYSE:VVC) today reported 2003 first quarter earnings of $55.7 million, or $.82 per share compared to net income of $45.6 million, or $.68 per share, for the same period last year.

Said Niel C. Ellerbrook, Chairman and CEO, "Fiscal year 2003 is off to a very good start with higher gas and electric margins due to colder than normal weather and a strong wholesale power market. Our energy marketing and services group capitalized on increased demand for gas and volatile gas prices with a very good first quarter. While we have not seen the economic recovery we had hoped for, we believe our business plans remain on target and fiscal year 2003 will produce another solid year of performance."

Specific Highlights for the Quarter Include

Utility earnings for the first quarter 2003 were $47.3 million as compared to $42.0 million in the same period last year.

Gas margins were $144.4 million, an increase of $16.5 million over first quarter 2002. Electric margins were $58.2, an increase of $8.9 million over first quarter 2002. The increase in margins was due primarily to higher demand resulting from the colder weather and improved margins in the wholesale power market. First quarter 2003 weather was 8% colder than normal as compared to first quarter 2002 that was 12% warmer than normal.

Other operating expenses at Vectren Utility Holdings increased $5.3 million due primarily to scheduled maintenance costs and increased uncollectible accounts expense related to higher customer bills resulting from higher gas costs and colder weather.

Taxes other than income taxes increased $3.7 million principally due to higher gross receipt taxes as a result of increased sales volumes. These taxes are recovered through utility customer margins.

Nonregulated earnings for the first quarter 2003 were $8.5 million as compared to $4.4 million in the same period last year.

Earnings from the Energy Marketing and Services group increased $3.8 million over the first quarter 2002 principally due to synergies captured as the result of the recent integration of the company's two gas marketing firms and continued sales growth.

Affirms 2003 Guidance

Vectren confirmed 2003 earnings guidance in the range of $1.75 to $1.85 per share, including the potential impact of any permanent financing to be completed during 2003.

Please SEE ATTACHED unaudited schedules for additional financial information

Live Webcast

Vectren Corporation will provide more detail on 2003 first quarter results on a conference call for analysts scheduled at 2:30 p.m. EDT (1:30 CDT), Thursday April 24, 2003. You are invited to listen to the live Webcast and view the supporting slides by accessing the Investor Relations link on Vectren's Web site at www.Vectren.com. Interested parties may also view the slide presentation and listen to the Webcast replay via Vectren's Web site beginning two hours after the completion of the Webcast. A tape-recorded replay of the call will also be available through Thursday, May 1, 2003. To access the replay, dial 706-645-9201 and enter the conference identification number 7498394.

About Vectren

Vectren Corporation is an energy and applied technology holding company headquartered in Evansville, Indiana. Vectren's energy delivery subsidiaries provide gas and/or electricity to over one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren's non-regulated subsidiaries and affiliates currently offer energy-related products and services to customers throughout the surrounding region. These services include energy marketing; coal mining; utility infrastructure services; and broadband communication services. To learn more about Vectren, visit www.vectren.com.

Safe Harbor for Forward Looking Statements
This document contains forward-looking statements, which are based on management's beliefs and assumptions that derive from information currently known by management. Vectren wishes to caution readers that actual results could differ materially from those contained in this document. Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you is readily available in our report Form 10-K filed with the Securities and Exchange Commission on March 17, 2003.

Investor Contact  Steven M. Schein, (812) 491-4209, sschein@vectren.com
                                                    -------------------
Media Contact     Jeffrey W. Whiteside, (812) 491-4205, jwhiteside@vectren.com
                                                        ----------------------

                                       ###

                                  VECTREN CORPORATION
                                AND SUBSIDIARY COMPANIES

                            CONSOLIDATED STATEMENTS OF INCOME
                          (Thousands, except for share amounts)
                                      (Unaudited)

                                                 Three Months            Twelve Months
                                                Ended March 31           Ended March 31
                                           ----------------------  -------------------------
                                              2003        2002         2003         2002
                                           ----------------------  -------------------------
                                                      As Restated                As Restated
                                                      -----------                -----------
OPERATING REVENUE:
  Gas utility                              $ 509,531   $ 358,053   $ 1,060,505   $  851,715
  Electric utility                           119,376     126,800       600,692      419,330
  Energy services and other                   33,601     145,519       175,273      563,157
                                           ---------   ---------   -----------   ----------
     Total operating revenues                662,508     630,372     1,836,470    1,834,202
                                           ---------   ---------   -----------   ----------
OPERATING EXPENSES:
  Cost of gas sold                           365,116     230,153       706,179      534,911
  Fuel for electric generation                20,769      17,791        84,597       74,207
  Purchased electric energy                   40,398      59,749       276,916      135,868
  Cost of energy services and other           25,535     134,783       140,169      522,500
  Other operating                             62,572      57,577       227,943      239,115
  Merger and integration costs                   -           -             -          1,846
  Restructuring costs                            -           -             -         19,048
  Depreciation and amortization               31,402      29,026       122,007      121,550
  Taxes other than income taxes               22,035      18,332        55,605       52,503
                                           ---------   ---------   -----------   ----------
     Total operating expenses                567,827     547,411     1,613,416    1,701,548
                                           ---------   ---------   -----------   ----------
OPERATING INCOME                              94,681      82,961       223,054      132,654

OTHER INCOME (EXPENSE):
  Equity in earnings of
   unconsolidated investments                  8,806       3,064        14,824        9,761
  Other - net                                 (1,148)      2,190         8,184       16,108
                                           ---------   ---------   -----------   ----------
     Total other income                        7,658       5,254        23,008       25,869
                                           ---------   ---------   -----------   ----------
INTEREST EXPENSE                              18,876      19,844        77,513       80,156
                                           ---------   ---------   -----------   ----------
INCOME BEFORE INCOME TAXES                    83,463      68,371       168,549       78,367

INCOME TAXES                                  27,727      22,998        43,612       16,272

MINORITY INTEREST IN SUBSIDIARY                   27        (209)          750          433

PREFERRED DIVIDEND REQUIREMENT
 OF SUBSIDIARY                                     9           7            34          528
                                           ---------   ---------   -----------   ----------

NET INCOME BEFORE EXTRAORDINARY LOSS       $  55,700   $  45,575   $   124,153   $   61,134

EXTRAORDINARY LOSS, NET OF TAX                   -           -             -         (7,706)
                                           ---------   ---------   -----------   ----------
NET INCOME                                 $  55,700   $  45,575   $   124,153   $   53,428
                                           =========   =========   ===========   ==========


AVERAGE COMMON SHARES OUTSTANDING             67,695      67,533        67,621       67,521
DILUTED COMMON SHARES OUTSTANDING             67,842      67,806        67,888       67,658

EARNINGS PER SHARE OF COMMON STOCK
  BASIC:
    NET INCOME BEFORE EXTRAORDINARY LOSS   $    0.82   $    0.68   $      1.84   $     0.91
    EXTRAORDINARY LOSS, NET OF TAX               -           -             -          (0.11)
                                           ---------   ---------   -----------   ----------
    EARNINGS PER SHARE OF COMMON STOCK     $    0.82   $    0.68   $      1.84   $     0.79

  DILUTED:
    NET INCOME BEFORE EXTRAORDINARY LOSS   $    0.82   $    0.67   $      1.83   $     0.90
    EXTRAORDINARY LOSS, NET OF TAX               -           -             -          (0.11)
                                           ---------   ---------   -----------   ----------
    EARNINGS PER SHARE OF COMMON STOCK     $    0.82   $    0.67   $      1.83   $     0.79
                                           =========   =========   ===========   ==========

                             VECTREN UTILITY HOLDINGS
                             AND SUBSIDIARY COMPANIES

                         CONSOLIDATED STATEMENTS OF INCOME
                       (Thousands, except for share amounts)
                                   (Unaudited)

                                         Three Months               Twelve Months
                                        Ended March 31              Ended March 31
                                    ----------------------    --------------------------
                                       2003         2002          2003          2002
                                    ----------------------    --------------------------
                                                As Restated                  As Restated
                                                -----------                  -----------
OPERATING REVENUE:
  Gas utility                       $ 509,531    $ 358,053    $ 1,060,505    $   851,715
  Electric utility                    119,376      126,800        600,692        419,330
  Other                                   198           50            436            182
                                    ---------    ---------    -----------    -----------
     Total operating revenues         629,105      484,903      1,661,633      1,271,227
                                    ---------    ---------    -----------    -----------

OPERATING EXPENSES:
  Cost of gas sold                    365,116      230,468        706,482        535,227
  Fuel for electric generation         20,769       17,791         84,597         74,207
  Purchased electric energy            40,398       59,749        276,916        135,868
  Other operating                      56,603       51,256        203,891        210,287
  Merger and integration costs            -            -              -            1,814
  Restructuring costs                     -            -              -           15,010
  Depreciation and amortization        28,762       26,771        112,677        113,472
  Taxes other than income taxes        21,718       18,060         54,395         50,486
                                    ---------    ---------    -----------    -----------
     Total operating expenses         533,366      404,095      1,438,958      1,136,371
                                    ---------  -----------    -----------    -----------

OPERATING INCOME                       95,739       80,808        222,675        134,856

OTHER INCOME (EXPENSE):
  Equity in earnings (losses) of
     unconsolidated affiliates           (504)        (112)        (2,251)        (1,334)
  Other - net                          (1,507)       2,085          3,551          8,830
                                    ---------    ---------    -----------    -----------
     Total other income (expense)      (2,011)       1,973          1,300          7,496
                                    ---------    ---------    -----------    -----------
INTEREST EXPENSE                       16,516       17,548         68,087         68,765
                                    ---------    ---------    -----------    -----------
INCOME BEFORE INCOME TAXES             77,212       65,233        155,888         73,587

INCOME TAXES                           29,895       23,189         53,478         23,781

PREFERRED DIVIDEND REQUIREMENT
   OF SUBSIDIARY                            9            7             34            527
                                    ---------    ---------    -----------    -----------
NET INCOME                          $  47,308    $  42,037    $   102,376    $    49,279
                                    =========    =========    ===========    ===========


            VECTREN CORPORATION                  3 Months               12 Months
                HIGHLIGHTS                     Ended March 31         Ended March 31
                                             -------------------------------------------
    (millions, except per share amounts)
                (Unaudited)                    2003       2002        2003       2002
----------------------------------------------------------------------------------------
                                                      As Restated            As Restated
                                                      -----------            -----------
Reported Earnings:
   Utility Group                             $ 47.3     $ 42.0     $ 102.4     $ 49.3
   Non-regulated Group                          8.5        4.4        23.0        9.0
   Corporate and Other                         (0.1)      (0.8)       (1.3)      (4.9)
                                            -------     ------     -------     ------
   Vectren Consolidated                      $ 55.7     $ 45.6     $ 124.1     $ 53.4

Merger, Integration and
  Restructuring Costs:
   Utility Group                             $    -     $    -     $     -     $ 14.7
   Non-regulated Group                            -          -           -        2.2
   Corporate and Other                            -          -           -        0.6
                                            -------     ------     -------     ------
   Total                                          -          -           -       17.5

Other Non-Recurring Items:
   Non-regulated Group-
     Extraordinary Loss in 2001              $    -     $    -     $     -     $ (7.7)
                                             ------     ------     -------     ------
Income From Operations:

   Utility Group                             $ 47.3     $ 42.0     $ 102.4     $ 64.0

   Non-regulated Group
      Energy Marketing and Services             8.4        4.6        18.6       11.3
      Coal Mining                               2.5        2.0        12.7       14.4
      Utility Infrastructure Services          (1.0)      (0.5)       (1.6)      (0.4)
      Broadband                                 0.1        0.1         0.4          -
      Other Businesses                         (1.5)      (1.8)       (7.1)      (6.4)
                                             ------     ------     -------     ------
      Total Non-regulated Group                 8.5        4.4        23.0       18.9

   Corporate and Other                         (0.1)      (0.8)       (1.3)      (4.3)
                                             ------     ------     -------     ------
   Vectren Consolidated                      $ 55.7     $ 45.6     $ 124.1     $ 78.6
                                             ======     ======     =======     ======



Vectren Selected Highlights
                                           12 months   12 months
                                             Ended       Ended
                                            March 31    March 31
                                              2003        2002
                                           ---------   ---------

Dividends Paid (per common
   share, 12 months)                         $ 1.08     $ 1.04

Annualized Dividend                          $ 1.10     $ 1.06

Dividend Yield (at close)                      5.1%       4.1%

Dividend Payout Ratio                         58.7%     131.6%

Dividend to Book Value                         8.1%       8.3%


Return on Average Shareholder Equity          13.9%       6.1%


Book Value Per Share                         $13.54     $12.77

Market to Book Value (at close)                159%       201%

Common Stock Prices (VVC - NYSE)

   High                                      $26.10     $25.95

   Low                                       $17.95     $19.76

   Close                                     $21.51     $25.69

Price/Earnings Ratio (trailing)                11.7       32.5

Percent Internally Generated Funds -
Utility Group                                   79%        65%

Ratio of Earnings to Fixed
 Charges - SEC Method

   Consolidated                                2.9         1.7
   Utility Group                               3.3         2.1


        VECTREN CORPORATION
     SELECTED GAS DISTRIBUTION                 3 Months                     12 Months
       OPERATING STATISTICS                 Ended March 31                Ended March 31
                                       ------------------------    ---------------------------
                                          2003          2002           2003           2002
                                       ---------    -----------    -----------     -----------
           (Unaudited)                              As Restated                    As Restated
------------------------------------                -----------                    -----------
GAS OPERATING REVENUES (Thousands):

     Residential                       $ 345,617     $ 247,313     $   705,410      $ 570,773

     Commercial                          127,218        82,098         256,722        195,161

     Contract                             34,079        27,558          89,490         81,782

     Miscellaneous Revenue                 2,617         1,084           8,883          3,999
                                       ---------     ---------     -----------      ---------
                                       $ 509,531     $ 358,053     $ 1,060,505      $ 851,715
                                       =========     =========     ===========      =========
GAS MARGIN  (Thousands):

     Operating Revenues                $ 509,531     $ 358,053     $ 1,060,505      $ 851,715

     Cost of Gas                         365,116       230,153         706,179        534,911
                                       ---------     ---------     -----------      ---------
     Margin                            $ 144,415     $ 127,900     $   354,326      $ 316,804
                                       =========     =========     ===========      =========
GAS SOLD & TRANSPORTED (MDth):

     Residential                          44,556        36,359          88,923         72,381

     Commercial                           17,218        13,335          34,894         27,469

     Contract                             30,324        28,901          97,380         95,472
                                       ---------     ---------     -----------      ---------
                                          92,098        78,595         221,197        195,322
                                       =========     =========     ===========      =========
AVERAGE GAS CUSTOMERS:

     Residential                         885,084       874,605         871,183        861,180

     Commercial                           80,675        80,671          79,541         79,803

     Contract                              4,134         4,275           4,143          4,006
                                       ---------     ---------     -----------       --------
                                         969,893       959,551         954,867        944,989
                                       =========     =========     ===========      =========

WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                     108%           88%            107%            85%


           VECTREN CORPORATION
            SELECTED ELECTRIC                       3 Months                  12 Months
          OPERATING STATISTICS                   Ended March 31              Ended March 31
                                           -------------------------    -------------------------
                                               2003           2002          2003         2002
                                           ----------    -----------    -----------   -----------
              (Unaudited)                                As Restated                  As Restated
----------------------------------------                 -----------                  -----------
ELECTRIC OPERATING REVENUES (Thousands):

     Residential                           $   25,996    $   23,160     $  110,959    $    97,542

     Commercial                                18,765        17,638         81,747         75,702

     Industrial                                21,051        20,149         91,272         83,971

     Miscellaneous Revenue                      1,504           933          5,611          5,799
                                           ----------    ----------     ----------    -----------
       Total Retail                            67,316        61,880        289,589        263,014

     Wholesale                                 52,060        64,920        311,103        156,316
                                           ----------    ----------     ----------    -----------
                                           $  119,376    $  126,800     $  600,692    $   419,330
                                           ==========    ==========     ==========    ===========
ELECTRIC MARGIN (Thousands):

     Operating Revenues                    $  119,376    $  126,800     $  600,692     $  419,330

     Cost of Fuel & Purchased Power            61,167        77,540        361,513        210,075
                                           ----------    ----------     ----------    -----------
     Margin                                $   58,209    $   49,260     $  239,179    $ 209,255
                                           ==========    ==========     ==========    ===========
ELECTRICITY SOLD (MWh):

     Residential                              394,815       353,239      1,608,791      1,413,094

     Commercial                               333,846       321,837      1,479,789      1,403,327

     Industrial                               553,911       580,691      2,489,555      2,431,157

     Miscellaneous Sales                        5,114         4,807         18,424         18,686
                                           ----------    ----------     ----------    -----------
       Total Retail                         1,287,686     1,260,574      5,596,559      5,266,264

     Firm Wholesale                           133,812       134,785        616,712        544,577
     Non-Firm Wholesale                     1,448,350     2,467,819      9,692,145      5,037,422
                                           ----------    ----------     ----------    -----------
                                            2,869,848     3,863,178     15,905,416     10,848,263
                                           ==========    ==========     ==========    ===========
AVERAGE ELECTRIC CUSTOMERS:

     Residential                              117,057       115,905        116,449        115,365

     Commercial                                16,934        17,348         17,030         17,360

     Industrial                                   176           175            175            171

     All Others                                    22            23             23             23
                                           ----------    ----------    -----------    -----------

                                              134,189       133,451        133,677        132,919
                                           ==========    ==========     ===========   ===========
WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                          108%           88%               107%        85%
    Cooling Degree Days                            0%            0%               123%        97%